Hartford Multi-Asset Income Fund

Summary Prospectus

Hartford Funds

March 1, 2015

Class	Ticker
A	HAFAX
C	HAICX
I	HAFIX
R3	HAFRX
R4	HAFSX
R5	HAFTX
Y	HAFYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/prospectuses.html.  You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2015 and statement of additional information dated March 1, 2015, along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2014 are incorporated by reference into this summary prospectus.  The Fund’s statement of additional information, annual report and, when available, semi-annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks to provide a high level of current income consistent with growth of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 35 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 156 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses	0.17%	0.18%	0.18%	0.37%	0.32%	0.27%	0.13%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	0.17%	0.18%	0.18%	0.17%	0.17%	0.17%	0.13%
Total annual fund operating expenses	1.17%	1.93%	0.93%	1.62%	1.32%	1.02%	0.88%
Fee waiver and/or expense reimbursement(2)	0.05%	0.06%	0.06%	0.20%	0.20%	0.09%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.12%	1.87%	0.87%	1.42%	1.12%	0.93%	0.83%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.12% (Class A), 1.87% (Class C), 0.87% (Class I), 1.42% (Class R3), 1.12% (Class R4), 0.93% (Class R5) and 0.83% (Class Y).  In addition, Hartford

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Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$559	$800	$1,060	$1,802
C	$290	$600	$1,036	$2,249
I	$89	$290	$509	$1,137
R3	$145	$492	$862	$1,905
R4	$114	$399	$704	$1,573
R5	$95	$316	$554	$1,240
Y	$85	$276	$483	$1,080

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$559	$800	$1,060	$1,802
C	$190	$600	$1,036	$2,249
I	$89	$290	$509	$1,137
R3	$145	$492	$862	$1,905
R4	$114	$399	$704	$1,573
R5	$95	$316	$554	$1,240
Y	$85	$276	$483	$1,080

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance.  From April 30, 2014 (commencement of operations) through October 31, 2014, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its investment objective by investing across a broad range of asset classes.  Under normal circumstances, the Fund targets a neutral allocation of approximately 30% in equity securities and 70% in fixed income securities.  The Fund’s sub-adviser,

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Wellington Management Company LLP (“Wellington Management”), has the ability to adjust the Fund’s neutral allocations generally within a range of +/-20% to adapt the portfolio to various income and market conditions.  Included in the broader allocations are both traditional and nontraditional income asset classes, including, but not limited to, high yield debt securities — including non-investment grade securities (also known as “junk bonds”), bank loans, emerging markets debt, securitized debt, investment grade debt, convertible securities, preferred securities, government bonds, currencies, income-oriented equities, and covered calls.  Allocation decisions within these bands will be made at the discretion of the sub-adviser and will be based on Wellington Management’s judgment of the market cycle, market risks, volatility, trends and valuations within each asset category and expected yield and total returns of each asset category.

The equity portion of the Fund’s portfolio invests primarily in common stock and depositary receipts.  In addition, the Fund may invest in other types of equity instruments including, but not limited to, real estate-related securities, preferred stock, rights, warrants, exchange-traded funds (“ETFs”), and similar liquid equity equivalents master limited partnerships (“MLPs”), and derivative instruments.  The Fund may invest in equity securities of issuers with any market capitalization.  The fixed income portion of the Fund will invest primarily in U.S. Treasury bills, notes, and bonds; rated and unrated loan and debt obligations of corporations, including loans and other debt obligations of corporations in default or bankruptcy; and non-U.S. government and corporate securities, including emerging markets debt; convertible bonds, securitized debt and currencies.  The fixed income portion of the Fund is also able to invest in hybrid high yield instruments, including zero coupon bonds, and units or other securities with hybrid equity characteristics.  The Fund may invest in fixed-income securities of any maturity or duration. The Fund may invest without limit in foreign securities and other instruments, including investments in issuers located in emerging markets.  The Fund may also hold cash and cash equivalents.  The Fund may trade investments actively.

The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; equity linked notes; and other derivative instruments for risk management purposes and otherwise in pursuit of the Fund’s investment objective. As part of the Fund’s secondary investment strategy, the Fund may (1) invest in “to-be-announced” securities, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of “to-be-announced” securities and (3) enter into bond forwards.

Wellington Management combines top-down global macroeconomic and currency views with bottom up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets.

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MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its investment objective.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s statutory prospectus.

Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.  Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

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Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Dividend Paying Security Investment Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Junk Bonds Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of

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general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Sovereign Debt Risk — Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

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Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Quantitative Investing Risk -  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

The Fund is subject to certain other risks, which are described in the Fund’s statutory prospectus.

PAST PERFORMANCE.  Because the Fund has been in operation for less than one full calendar year, no performance history has been provided.  Updated performance information is available at www.hartfordfunds.com.  Keep in mind that past performance does not indicate future results.

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Richard P. Meagher, CFA	Managing Director, Asset Allocation Strategist and Portfolio Manager	2014
David J. Elliott, CFA	Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2014
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class R3, Class R4 and Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on

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the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares.  For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION.  The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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MFSUM-MAI_030115 March 1, 2015

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